Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 275,308,817.75
Previously Paid Amount	0
Total Fee Amount	38,020.15
Total Offset Amount	0
Net Fee	$ 38,020.15